UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

Howard Hughes Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	None (Commission File Number)	93-1869991 (IRS Employer Identification No.)

 9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class:	Trading Symbol(s)	registered
Common stock $0.01 par value per share	HHH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 17, 2023, The Howard Hughes Corporation, a Delaware corporation (“HHC”), announced plans to implement a holding company reorganization. On August 11, 2023, HHC completed the holding company reorganization. At the Effective Time (as defined in Item 1.01 of this Current Report on Form 8-K (this “Current Report”)), HHC became a wholly owned subsidiary of Howard Hughes Holdings Inc., a Delaware corporation (the “Company”), and the Company replaced HHC as the public company trading on the New York Stock Exchange (the “NYSE”). HHC continued to trade under the symbol “HHC” until the Effective Time. Commencing on Monday, August 14, 2023, the Company will trade under the ticker symbol “HHH”. This Current Report is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company common stock, par value $0.01 per share (“Company Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Item 1.01	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On August 11, 2023, HHC implemented a holding company reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 11, 2023, among (i) HHC, (ii) the Company (a Delaware corporation and direct wholly owned subsidiary of HHC), and (iii) HHC Merger Sub Co., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), which resulted in the Company becoming the direct parent company of HHC and replacing HHC as the public company trading on the NYSE (the “Reorganization”).

Pursuant to the Merger Agreement, Merger Sub merged with HHC, with HHC surviving as a direct, wholly owned subsidiary of the Company (the “Merger”). At 4:01 p.m. Eastern Time, on August 11, 2023, the effective time of the Merger (the “Effective Time”), each outstanding share of HHC’s common stock, par value $0.01 per share (“HHC Common Stock”), was automatically converted into one share of Company Common Stock, having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of HHC Common Stock immediately prior to the Reorganization. Accordingly, upon consummation of the Reorganization, HHC stockholders automatically became stockholders of the Company, on a one-for-one basis, with the same number and ownership percentage of shares of the same class in the Company as they held in HHC immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for HHC’s stockholders.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. In addition, at the Effective Time:

•	each unexercised and unexpired stock option or warrant then outstanding under any HHC equity compensation plan, whether or not then exercisable, ceased to represent a right to acquire HHC Common Stock and was converted automatically into a right to acquire the same number of shares of Company Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time, including without limitation, the vesting schedule (without any acceleration thereof by virtue of the Reorganization) and the per-share exercise price; and

•	each share of restricted stock and any restricted stock unit then outstanding under any HHC equity compensation plan that represented or related, as applicable, to HHC Common Stock ceased to represent or relate, as applicable, to HHC Common Stock and was converted automatically to represent or relate, as applicable, to Company Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time, including, without limitation, the vesting schedule or other lapse restrictions (without any acceleration thereof by virtue of the Reorganization).

Commencing on Monday, August 14, 2023, the Company will trade under the new ticker symbol “HHH”. Immediately after the consummation of the Reorganization, the Company had, on a consolidated basis, the same assets, businesses, and operations as HHC had immediately prior to the consummation of the Reorganization.

As a result of the Reorganization, the Company became the successor issuer to HHC pursuant to Rule 12g-3(a) of the Exchange Act, and as a result, shares of Company Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

The foregoing does not purport to be a complete description of the Reorganization and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standards; Transfer of Listing.

Commencing on Monday, August 14, 2023, the Company will trade under the new ticker symbol “HHH”.

The information set forth in Item 1.01 and Item 5.03 and in Item 8.01 under the heading “Successor Issuer,” describing the succession of the Company to Exchange Act Section 12(b) and reporting obligations of HHC, is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on August 11, 2023, HHC requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist HHC Common Stock from the NYSE and deregister HHC Common Stock under Section 12(b) of the Exchange Act. HHC intends to file a certificate on Form 15 requesting that HHC Common Stock be deregistered under the Exchange Act and that HHC’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of the Company to the Exchange Act Section 12(b) registration and reporting obligations of HHC as described under the heading “Successor Issuer” in Item 8.01 below).

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time, each share of HHC Common Stock issued and outstanding immediately prior to the Effective Time automatically converted into a share of Company Common Stock, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as a share of HHC Common Stock immediately prior to the Effective Time.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of the Company; Election of New Directors of the Company

The directors of the Company and their committee memberships, which are listed below, are identical to the directors of HHC and their committee memberships immediately prior to the Effective Time.

Directors

Name	Age	Audit(1)	Compensation(2)	N&CG(3)	Risk(4)
William Ackman(5)	56		●
David Eun	56
Adam Flatto	60		●	●
Beth Kaplan	65	●		C	●
Allen Model	77	●			C
David O’Reilly	48
R. Scot Sellers	66		C		●
Steven Shepsman	70	C		●	●
Many Ann Tighe	74		●	●
Anthony Williams	71	●		●

C = Committee Chairperson

• = Committee Member

(1)	Audit Committee

(2)	Compensation Committee

(3)	Nominating and Corporate Governance Committee

(4)	Risk Committee
(5)	Independent, Non-Executive Chairman of the Board

Biographical information about the Company’s directors is set forth on pages 29 through 33 of HHC’s Schedule 14A for the 2023 Annual Meeting of Stockholders (the “2023 Proxy Statement”) under “Proposal No. 1 - Election of Directors.” All such information is incorporated by reference herein. Information regarding the compensation arrangements of the Company’s directors is set forth on pages 21 through 22 of HHC’s 2023 Proxy Statement under “2022 Director Compensation” and is incorporated by reference herein.

The Company’s board of directors has determined that Mses. Kaplan and Tighe and Messrs. Ackman, Eun, Flatto, Model, Sellers, Shepsman, and Williams are independent, as that term is defined by the applicable rules and regulations of the NYSE.

Executive Officers

Name	Age	Position
David O’Reilly	48	Chief Executive Officer and Director
L. Jay Cross	70	President
Carlos Olea	45	Chief Financial Officer
Andrew Schwartz	44	Co-President, New York Region
Frank Stephan	51	President, Nevada
Greg Fitchitt	53	President, Columbia
Jim Carman	45	President, Houston Region
Doug Johnstone	40	President, Hawaii Region
Heath Melton	46	President, Phoenix Region
Zach Winick	43	Co-President, New York Region

Biographical information about the Company’s executive officers is set forth on pages 41 through 46 of HHC’s 2023 Proxy Statement under “Executive Officers” and is incorporated by reference herein. Information regarding the compensation arrangements of the Company’s named executive officers is set forth on pages 47 through 87 of HHC’s 2023 Proxy Statement under “Executive Compensation” and is incorporated by reference herein.

In connection with the Reorganization, on August 11, 2023, the Company and HHC entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the Effective Time, HHC assigned to the Company, and the Company assumed, all obligations of HHC under (i) all of HHC’s employee, director, and executive compensation plans pursuant to which HHC is obligated to, or may, issue equity securities to its directors, officers, or employees, including any currently-effective amendments thereto and/or restatements thereof (the “Stock Incentive Plans”), (ii) HHC’s equity-based award agreements, programs, sub-plans, notices, and/or similar agreements entered into or issued pursuant to the Stock Incentive Plans, and each outstanding award granted or assumed thereunder (collectively, the “Award Agreements”), and (iii) certain other agreements and plans, including HHC’s deferred compensation plan, HHC’s employment agreements with certain executive officers, HHC’s obligations to provide pay or benefits under non-management director compensation programs and each presently effective indemnification agreement between HHC and its current or former directors and officers (collectively with the Stock Incentive Plans and the Award Agreements, the “Assumed Agreements”). At the Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to HHC in such Assumed Agreement will be read to refer to the Company and references to HHC Common Stock in such Assumed Agreement will be read to refer to Company Common Stock.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment and Assumption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Amended & Restated Certificate of Incorporation of the Company (the “Company Charter”) and the Amended and Restated Bylaws of the Company (the “Company Bylaws”) are the same as the certificate of incorporation and bylaws of HHC immediately prior to consummation of the Reorganization, respectively, other than changes permitted by Section 251(g) of the DGCL.

The Company Charter and the Company Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated by reference herein.

Item 8.01	Other Events.

On August 11, 2023, the Company issued a press release announcing the completion of the Reorganization.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Successor Issuer

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to HHC and has succeeded to the attributes of HHC as the registrant. However, because HHC will continue (until otherwise determined by its board of directors) to make voluntary Exchange Act filings with the Commission, HHC’s Commission file number and CIK number will remain with HHC. The shares of Company Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Equity Securities

The description of the Company’s equity securities provided in Exhibit 4.2, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s equity securities in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the rules and forms promulgated thereunder.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for the operations of the Company and its consolidated subsidiaries, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in HHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in HHC’s Quarterly Reports on Form 10-Q filed with the Commission for a discussion of risk factors that affect our business. Any forward-looking statement made in this Current Report speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 11, 2023, by and among The Howard Hughes Corporation, Howard Hughes Holdings Inc., and HHC Merger Sub Co.

3.1	Amended and Restated Certificate of Incorporation of Howard Hughes Holdings Inc., dated August 11, 2023.

3.2	Amended and Restated Bylaws of Howard Hughes Holdings Inc., dated August 11, 2023.

4.2	Description of Equity Securities.

10.1	Assignment and Assumption Agreement by and between The Howard Hughes Corporation and Howard Hughes Holdings Inc., dated as of August 11, 2023.

99.1	Press Release issued by The Howard Hughes Corporation on August 11, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD HUGHES HOLDINGS INC.

Date: August 11, 2023	By:	/s/ David O'Reilly
	Name:	David O’Reilly
	Title:	Chief Executive Officer